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                                                                    Exhibit 10.3

                                                                       EXHIBIT B


                                                               R&W DRAFT 2/26/99
                                                               -----------------





                         AGREEMENT AND IRREVOCABLE PROXY


                 AGREEMENT and IRREVOCABLE PROXY (the "AGREEMENT"), dated as of ______ __, 1999, by and among, ____________, ________________ and ____________, certain principal stockholders of Falcons Corporation (the "FALCONS STOCKHOLDERS"), __________, _________________ and ___________________, certain principal holders of units of limited partner interest in Falcons, L.P. (the "FALCONS OP UNITHOLDERS"), and Colts, Inc., an Indiana corporation ("COLTS").

                  A. The Falcons Stockholders are the owners, beneficially or of record, of certain shares of common stock, par value $0.01 per share (all such shares, the "FALCONS SHARES"), of Falcons Corporation, a Georgia corporation ("FALCONS");

                  B. The Falcons OP Unitholders are the owners, beneficially or of record, of certain units of limited partner interest (all such units, the "FALCONS OP UNITS"), of Falcons, L.P., a Georgia limited partnership ("FALCONS OP");

                  C. Simultaneously with the execution and delivery of this Agreement, Colts and Falcons are entering into an Agreement and Plan of Merger (the "REIT MERGER AGREEMENT") pursuant to which Falcons will merge with and into Colts and Colts Limited Partnership, an Indiana limited partnership ("COLTS OP") and Falcons OP are entering into an Agreement and Plan of Merger (the "OP MERGER AGREEMENT" and together with the REIT Merger Agreement, the "MERGER AGREEMENTS") pursuant to which Falcons OP will merge with and into Colts OP (the "OP MERGER");

                  D. As a condition to the willingness of Colts, and Colts OP to enter into the Merger Agreements, and in order to induce Colts and Colts OP to enter into the Merger Agreements, the Falcons Stockholders and the Falcons OP Unitholders have agreed to enter into this Agreement.

                  In consideration of the promises and mutual covenants provided herein, and other good and sufficient consideration, the receipt of which is acknowledged by each party hereto, the parties hereto agree as follows:

         1. PROXY.

                  (a) Each of the Falcons Stockholders and Falcons OP Unitholders hereby irrevocably constitute and appoint Colts as their true and lawful proxy and attorney-in-fact, for and in the name, place and stead of each of the Falcons Stockholders and Falcons OP


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Unitholders, solely to vote or cause to be voted all of the Falcons Shares and the Falcons OP Units, together with any additional shares of Falcons common stock and units of limited partner interest in Falcons OP that such Falcons Stockholders and Falcons OP Unitholders shall acquire, between the date of this Agreement and the date of termination of this Agreement (i) in favor of the Merger Agreements, the REIT Merger and the OP Merger, respectively, and any other actions and transactions contemplated in connection therewith and (ii) against any Competing Transaction (as defined in the Merger Agreements), in each case, at any annual, special or other meeting of the stockholders of Falcons and/or the limited partners of Falcons OP, as the case may be, and at any adjournment or postponements thereof (each, a "MEETING"), or pursuant to any written consent in lieu of a meeting or otherwise.

                  (b) In the event that Colts is unable or declines to exercise the power and authority granted by the Proxy for any reason, each of the Falcons Stockholders and the Falcons OP Unitholders covenant and agree to vote or cause to be voted all of the Falcons Shares in favor of approval and adoption of the Merger Agreements and the REIT Merger, and the Falcons OP Units in favor of the Merger Agreements and the OP Merger, and any other actions and transactions contemplated in connection therewith at any Meeting and, upon request of Colts, to provide their written consent thereto.

                  (c) The Falcons Stockholders hereby covenant and agree that they will not vote, cause to be voted or take any action by written consent of stockholders in lieu of a meeting on any matter which is subject to the Proxy without the prior written consent of Colts, and will promptly provide Colts with copies of any stockholder notices given by Falcons and received by the Falcons Stockholders.

                  (d) The Falcons OP Unitholders hereby covenant and agree that they will not vote, cause to be voted or take any action by written consent of limited partners of Falcons OP in lieu of a meeting on any matter which is subject to the Proxy without the prior written consent of Colts, and will promptly provide Colts with copies of any notice given by Falcons OP and received by the Falcons OP Unitholders.

         2. COVENANTS BY THE FALCONS STOCKHOLDERS. The Falcons Stockholders, individually, hereby covenant and agree that they will not, and will not agree to, directly or indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Falcons Shares, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to such Falcons Shares, or deposit such Falcons Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Falcons Shares unless and until they shall have taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Falcons Shares) necessary to ensure that such Falcons Shares shall at all times be subject to the rights, powers and privileges granted or conferred, and subject to all restrictions, covenants and limitations imposed, by this Agreement and shall have caused any transferee of any of the Falcons Shares to execute and deliver to the other party hereto, an Agreement and Irrevocable Proxy consistent with the terms contained herein.

         3. COVENANTS BY THE FALCONS OP UNITHOLDERS. The Falcons OP Unitholders, individually, hereby covenant and agree that they will not, and will not agree to, directly or



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indirectly, sell, transfer, assign, pledge, hypothecate, cause to be redeemed or otherwise dispose of any of the Falcons OP Units, or grant any proxy, power-of-attorney or other authorization or interest in or with respect to such Falcons OP Units, or deposit such Falcons OP Units into a voting trust or enter into a voting agreement or arrangement with respect to such Falcons OP Units unless and until they shall have taken all actions necessary to ensure that such Falcons OP Units shall at all times be subject to the rights, powers and privileges granted or conferred, and subject to all restrictions, covenants and limitations imposed, by this Agreement and shall have caused any transferee of any of the Falcons OP Units to execute and deliver to the other party hereto, an Agreement and Irrevocable Proxy consistent with the terms contained herein.

         4. REPRESENTATION AND WARRANTY. Each of the Falcons Stockholders and the Falcons OP Unitholders represents and warrants to Colts that he, she, or it has full power and authority to enter into this Agreement, to grant the Proxy and to perform its obligations hereunder.

         5. Miscellaneous.

                  (a) The terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without giving effect to the conflicts of law provisions thereof.

                  (b) EACH OF THE FALCONS STOCKHOLDERS, THE FALCONS OP UNITHOLDERS AND COLTS AGREE THAT THE PROXY AND ALL OTHER POWER AND AUTHORITY INTENDED TO BE CONFERRED HEREBY ARE COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE POWER AND SHALL NOT BE TERMINATED BY ANY ACT OF THE FALCONS STOCKHOLDERS, THE FALCONS OP UNITHOLDERS OR COLTS , BY LACK OF APPROPRIATE POWER OR AUTHORITY OR BY THE OCCURRENCE OF ANY OTHER EVENT OR EVENTS EXCEPT AS PROVIDED HEREIN.

                  (c) THIS POWER OF ATTORNEY SHALL NOT BE AFFECTED BY THE DEATH OR DISABILITY OF ANY FALCONS STOCKHOLDER OR FALCONS OP UNITHOLDER.

                  (d) This Agreement and the Proxy granted hereunder shall terminate immediately upon the termination of the REIT Merger Agreement or the consummation of the transactions contemplated thereby.

                  (e) Each of the Falcons Stockholders and the Falcons OP Unitholders acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on Colts and that a failure of performance will result in irreparable harm to the other and will not be compensable by money damages. The parties therefore agree that this Agreement, including the Proxy, shall be specifically enforceable and that specific enforcement and injunctive relief shall be remedies properly available to the other party for any breach of any agreement, covenant or representation of the other hereunder. The terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the personal representatives, heirs, successors and assigns of the parties hereto.

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                  (f) Each of the Falcons Stockholders and the Falcons OP
Unitholders will, upon request, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Colts to be necessary or desirable to complete the proxies granted herein or to carry out the provisions hereof.

                  (g) If any term, provision, covenant or restriction of this Agreement, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement or the application thereof to any other circumstance, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated and shall be enforced to the fullest extent permitted by law.

                  (h) This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same document.

                  IN WITNESS WHEREOF, the Falcons Stockholders, Falcons OP Unitholders and Colts have duly executed this Agreement or caused this Agreement to be duly executed as of the date first above written.

                                 COLTS, INC.


                                  By:
                                     --------------------------------




                                 FALCONS STOCKHOLDERS


                                  By:
                                     --------------------------------

                                       Name:



                                  By:
                                     --------------------------------

                                       Name:



                                  By:
                                     --------------------------------

                                       Name:



                                  FALCONS OP UNIT HOLDERS


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                                  By:
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                                       Name:



                                  By:
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                                       Name:



                                  By:
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                                       Name:




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